--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                  CSFB 2001-CK3

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $974,824,000

                                  (APPROXIMATE)
                              OFFERED CERTIFICATES

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-CK3

                           [LOGO] COLUMN FINANCIAL(TM)
                       a CREDIT SUISSE FIRST BOSTON company

                   [LOGO} KeyBank          [LOGO} FIRST UNION(R)

CREDIT SUISSE FIRST BOSTON

                 FIRST UNION SECURITIES, INC.

                                   MCDONALD INVESTMENTS, INC.

                                                      SALOMON SMITH BARNEY, INC.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                  COLLATERAL AND STRUCTURAL TERM SHEET                                     JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------

I.  TRANSACTION OFFERING
------------------------------------------------------------------------------------------------------------------------------------
                         INITIAL   APPROXIMATE
                        PRINCIPAL  % OF TOTAL               INITIAL     ASSUMED
                       BALANCE OR   INITIAL    APPROXIMATE   PASS-     WEIGHTED                 EXPECTED
                        NOTIONAL   PRINCIPAL     CREDIT     THROUGH     AVERAGE    EXPECTED     PRINCIPAL
CLASS     RATINGS(1)     AMOUNT     BALANCE      SUPPORT    RATE(2)     LIFE(3)   MATURITY(3)   WINDOW(3)    LEGAL STATUS   ERISA(4)
-----     ----------   ----------  ----------- -----------  --------   --------   -----------   ---------    ------------   --------
Offered Certificates:

A-1       Aaa/AA      $295,050,000    26.18%      23.25%       %          5.7        10/10      7/01-10/10       Public       Yes
A-2       Aaa/AA      $569,896,000    50.57%      23.25%       %          9.6         4/11      10/10-4/11       Public       Yes
B         Aa2/AA       $42,262,000     3.75%      19.50%       %          9.8         4/11       4/11-4/11       Public       Yes
C          A2/A        $56,348,000     5.00%      14.50%       %          9.8         4/11       4/11-4/11       Public       Yes
D          A3/A-       $11,268,000     1.00%      13.50%       %          9.8         5/11       4/11-5/11       Public       Yes


Non-Offered Certificates(5):

E         Baa1/B       $14,088,000     1.25%      12.25%       %          9.9         5/11       5/11-5/11     Private-144A   Yes
F         Baa2/B       $25,357,000     2.25%      10.00%       %          9.9         5/11       5/11-5/11     Private-144A   Yes
G         Baa3/B       $19,722,000     1.75%       8.25%       %          9.9         5/11       5/11-5/11     Private-144A   Yes
H         Ba1/BB       $14,088,000     1.25%       7.00%       %          9.9         5/11       5/11-5/11     Private-144A    No
J         Ba2/BB       $24,793,000     2.20%       4.80%       %          9.9         5/11       5/11-5/11     Private-144A    No
K         Ba3/BB        $9,016,000     0.80%       4.00%       %          9.9         5/11       5/11-5/11     Private-144A    No
L          NR/B+       $12,678,000     1.12%       2.88%       %         10.0         6/11       5/11-6/11     Private-144A    No
M          NR/B         $9,861,000     0.88%       2.00%       %         10.0         6/11       6/11-6/11     Private-144A    No
N          B3/NR        $6,762,000     0.60%       1.40%       %         10.0         1/12       6/11-1/12     Private-144A    No
O          NR/NR       $15,777,710     1.40%       0.00%       %         12.9         4/16       1/12-4/16     Private-144A    No
A-X       Aaa/AA    $1,126,966,710   100.00%       N/A         %          8.7         4/16          N/A        Private-144A   Yes
------------------------------------------------------------------------------------------------------------------------------------

(1) Moody's Investors Service, Inc. / Fitch, Inc.

(2) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will be fixed subject to the net WAC of the pool. Classes _ and _ will be equal to the net WAC of the pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.

(5) Not offered herein.

MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 91 mortgage loans, representing 67.5% of the initial mortgage pool balance to the Trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,600 commercial mortgage loans, totaling approximately $15.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada. All of the Column mortgage loans in this transaction were originated or acquired between 1999 and 2001.

KeyBank National Association, "KeyBank", will be selling 58 mortgage loans, representing 23.4% of the initial mortgage pool balance to the Trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of March 31, 2001, KeyBank had total assets of approximately $76.7 billion, total liabilities of approximately $70.4 billion and approximately $5.5 billion in stockholder's equity. As of April 30, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.2 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $4.1 billion in commercial mortgage loans since its inception and has a current servicing portfolio of $8.8 billion.

First Union National Bank, "First Union", will be selling 20 mortgage loans, representing 9.2% of the initial mortgage pool balance to the Trust. First Union, the sixth largest nationwide banking company in the US, is headquartered in Charlotte, NC and provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2000, First Union had total assets of approximately $253 billion, $237 billion in liabilities and approximately $16 billion in stockholders' equity. As of May 31, 2001, First Union has securitized approximately $11 billion in commercial and multifamily loans.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

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CSFB 2001-CK3                      COLLATERAL AND STRUCTURAL TERM SHEET                     JUNE 4, 2001
--------------------------------------------------------------------------------------------------------
II. COLLATERAL OVERVIEW(1)

     o  MORTGAGE LOAN POOL

        Initial Mortgage Pool Balance:                 $1,126,966,710

        Average Cut-off Date Principal Balance:        $6,668,442

        Loans / Properties:                            169 loans / 177 properties

        Largest Loan:                                  9.32%

        Five Largest Loans:                            24.8%

        Ten Largest Loans:                             35.8%

        Appraisals:                                    100% of the appraisals state that they follow
                                                       the guidelines set forth in Title XI of FIRREA.

     o  PROPERTY TYPE CONCENTRATIONS

        Multifamily:                                   30.8%

        Retail:                                        30.5% (Anchored 26.6%; Unanchored 3.9%)(2)

        Office:                                        26.9%

        Industrial:                                    4.3%

        Hotel:                                         3.8% (Full Service 3.4%; Limited Service 0.4%)

        Other(3):                                      3.7%


     o  GEOGRAPHIC DISTRIBUTION

        California:                                    25.4% (Southern 12.7%/Northern 12.7%)(4)

        New York:                                      12.0%

        Texas:                                         8.7%

        Massachusetts:                                 6.5%

        Other:                                         26 other states and the District of Columbia,
                                                       which comprise less than 5% individually

     o  CREDIT STATISTICS

        Wtd. Avg. Underwritten DSCR:                   1.45x

        Wtd. Avg. Cut-off Date LTV Ratio:              69.2%

        Wtd. Avg. Balloon/ARD LTV Ratio:               60.7%

----------------
(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a June 2001 Cut-off Date unless otherwise noted.

(2) Anchored includes shadow anchored properties and single tenant properties.

(3) Other includes manufactured housing, mixed use, and self-storage properties.

(4) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

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CSFB 2001-CK3                      COLLATERAL AND STRUCTURAL TERM SHEET                     JUNE 4, 2001
--------------------------------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW (CONTINUED)(1)

     o  LOANS WITH RESERVE REQUIREMENTS

        Tax escrows:                                   93.3%

        Insurance escrows:                             86.0%

        Cap. Ex./FF&E escrows(2):                      74.8%

        TI/LC escrows(2):                              74.7%


     o  MORTGAGE LOAN POOL CHARACTERISTICS

        Gross WAC:                                     7.5503%

        Wtd. Avg. Remaining Term(3):                   111 Months

        Wtd. Avg. Seasoning:                           3 Months

        Call Protection:                               All of the mortgage loans provide for either a
                                                       prepayment lockout period ("Lockout"), a defeasance
                                                       period ("Defeasance"), a yield maintenance premium
                                                       ("YMP") period, or a combination thereof.

        Defeasance:                                    93.4%

        Loans with Secured Subordinate Debt:           0.0%

        Loans with Unsecured Subordinate Debt:         0.0%

        Loans with Mezzanine Debt:                     0.0%

        Leasehold:                                     11.7% (Leasehold); 7.7% (Fee/Leasehold)

        Delinquency:                                   None of the mortgage loans will be 30 days or more
                                                       delinquent with respect to any monthly debt service
                                                       payment as of the June 2001 due date or at any time
                                                       during the 12-month period  preceding that date.
-------------

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a June 2001 Cut-off Date unless otherwise noted.

(2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

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CSFB 2001-CK3                      COLLATERAL AND STRUCTURAL TERM SHEET                     JUNE 4, 2001
--------------------------------------------------------------------------------------------------------
III. TRANSACTION OVERVIEW

        OFFERED CERTIFICATES:                    Classes A-1, A-2, B, C and D are being publicly offered

        PASS-THROUGH STRUCTURE:                  Senior/Subordinate, Sequential Pay Pass-Through Certificates

        MORTGAGE LOAN SELLERS:                   Column Financial, Inc., KeyBank National Association,
                                                 First Union National Bank

        LEAD MANAGER & BOOKRUNNER:               Credit Suisse First Boston Corporation

        CO-MANAGERS:                             First Union Securities, Inc., McDonald Investments, Inc.,
                                                 Salomon Smith Barney, Inc.

        RATING AGENCIES:                         Moody's Investors Service, Inc. and Fitch, Inc.

        MASTER SERVICER:                         KeyCorp Real Estate Capital Markets, Inc.,
                                                 d/b/a Key Commercial Mortgage

        SPECIAL SERVICER:                        KeyCorp Real Estate Capital Markets, Inc.,
                                                 d/b/a Key Commercial Mortgage

        TRUSTEE:                                 Wells Fargo Bank Minnesota, N.A.

        CUT-OFF DATE:                            June 2001

        SETTLEMENT DATE:                         On or about June _____, 2001

        DISTRIBUTION DATE:                       The later of (i) the fifteenth calendar day of the month
                                                 or if the fifteenth day of the month is not a business
                                                 day, then the next succeeding business day and (ii) the
                                                 fourth business day following the Determination Date in
                                                 that month

        DETERMINATION DATE:                      The eleventh calendar day of the month or if the
                                                 eleventh calendar day is not a business day, the next
                                                 business day

        MINIMUM DENOMINATIONS:                   $10,000 for all offered certificates and in additional
                                                 multiples of $1

        SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream, same day funds, with
                                                 accrued interest

        ERISA:                                   Classes A-1, A-2, B, C, D, E, F, G, and A-X are expected
                                                 to be eligible for the Lead Manager's individual
                                                 prohibited transaction exemption with respect to ERISA,
                                                 subject to certain conditions of eligibility

        SMMEA:                                   None of the offered classes are expected to be SMMEA
                                                 eligible.

        TAX TREATMENT:                           REMIC

        ANALYTICS:                               Cashflows are expected to be available through Bloomberg,
                                                 the Trepp Group, Intex Solutions and Charter Research

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

IV. STRUCTURE DESCRIPTION

           ----------------------------------------------------------

                                      CHART

                               ADMINISTRATIVE FEE

           ----------------------------------------------------------

o The P&I certificates will be paid principal sequentially beginning with Class A-1

o The Class A-X Certificates will accrue interest on the total principal balance of the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and O certificates.

o The Class A-X Certificates will accrue interest at a rate equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for Classes A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and O.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation,
First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith
Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------


                                       6


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CSFB 2001-CK3                      COLLATERAL AND STRUCTURAL TERM SHEET                     JUNE 4, 2001
--------------------------------------------------------------------------------------------------------

V. YIELD MAINTENANCE PREPAYMENT PREMIUM ALLOCATION

        YIELD MAINTENANCE PREPAYMENT PREMIUMS:    Yield Maintenance Prepayment Premiums will be
                                                  distributed on each Distribution Date as follows: A
                                                  portion (based on the product of the Base Interest
                                                  Fraction and the Principal Entitlement Fraction as
                                                  described below) will be delivered to each of the
                                                  following Classes: A-1, A-2, B, C, D, E, F, G (the
                                                  "Yield Maintenance Classes"). The remainder will be
                                                  distributed to Class A-X.

                                                  With respect to each Yield Maintenance Class, the "Base
                                                  Interest Fraction" is a fraction, not greater than one
                                                  or less than zero, having:

                                                      A numerator equal to the excess, if any, of the
                                                      pass-through rate on such class of certificates over
                                                      the discount rate generally used in calculating the
                                                      yield maintenance charge, and

                                                      A denominator equal to the excess, if any, of the
                                                      mortgage rate of the prepaid loan over the discount
                                                      rate generally used in calculating the yield
                                                      maintenance charge.

                                                  With respect to each Yield Maintenance Class, the
                                                  "Principal Entitlement Fraction" is a fraction having:

                                                      A numerator equal to the total principal distributable
                                                      on such class of certificates on the subject
                                                      Distribution Date, and

                                                      A denominator equal to the total principal,
                                                      distributable on all the certificates, public and
                                                      private, on the subject Distribution Date.

         YIELD MAINTENANCE PREPAYMENT
         PREMIUM EXAMPLE:                         The following is an example of the Yield
                                                  Maintenance Prepayment Premium allocation based on the
                                                  following assumptions:

                                                  o Class receiving principal payment is A-1

                                                  o Mortgage rate: 8.00%

                                                  o The Discount Rate at time of prepayment: 5.75%

                                                  o The Class Pass-Through Rate is equal to 7.00%

                                                      CLASS A-1                  CLASS A-X
         METHOD                                     CERTIFICATES                CERTIFICATES
-------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate -- Discount Percentage)   (7.00%-5.75%)    (100.00%-Class A-1 Certificate Percentage)
------------------------------------               -------------
(Mortgage Rate-Discount Rate)                      (8.00%-5.75%)

Prepayment Premium Allocation                      55.56%            44.44%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                      COLLATERAL AND STRUCTURAL TERM SHEET                     JUNE 4, 2001
--------------------------------------------------------------------------------------------------------

VI. ADDITIONAL DEAL FEATURES

        PREPAYMENT INTEREST SHORTFALLS:           Any Prepayment Interest Shortfalls that are not offset
                                                  by the servicing fee and interest accrued on such
                                                  prepayments from the date of prepayment will be
                                                  allocated pro rata to each interest-bearing Class of
                                                  Certificates in proportion to the amount of interest
                                                  accrued on such Class for such distribution date.

        CONTROLLING CLASS:                        The most subordinate Class of Certificates then
                                                  outstanding, exclusive of the A-X, R and V classes,
                                                  that has a principal balance at least equal to 25% of
                                                  the initial principal balance of such Class; or, if no
                                                  such Class, exclusive of the A-X, R and V classes,
                                                  exists, the most subordinate Class then outstanding
                                                  with a principal balance greater than zero.

        SPECIAL SERVICER / LOAN
        MODIFICATIONS:                            The special servicer will be responsible for servicing
                                                  loans that, in general, are in default or are in
                                                  imminent default and for administering REO Properties.
                                                  Subject to any limitations described in the prospectus
                                                  supplement, the special servicer may (if in its sole
                                                  good faith and reasonable judgment, the special
                                                  servicer believes such action would maximize the
                                                  recovery to the Certificateholders on a present value
                                                  basis) modify such loans, or, extend the date on which
                                                  any Balloon Payment is scheduled to be due (but not
                                                  beyond the date three years prior to the rated final
                                                  distribution date).

        PRINCIPAL & INTEREST ADVANCES:            The master servicer will generally be required to
                                                  advance delinquent scheduled payments of principal and
                                                  interest on the mortgage loans (excluding any balloon
                                                  payments, default interest or excess interest) and
                                                  other required amounts through liquidation, subject to
                                                  a recoverability standard. The Master Servicer will be
                                                  required to make advances for those balloon loans that
                                                  become defaulted after their maturity dates, on the
                                                  same amortization schedule as if the maturity date had
                                                  not occurred. In the event that the master servicer
                                                  fails to make a required advance of delinquent
                                                  scheduled payments of principal and interest, the
                                                  Trustee will be obligated to make the advance.

        OPTIONAL TERMINATION:                     On any distribution date on which the mortgage pool
                                                  balance is less than 1% of the Initial Mortgage Pool
                                                  Balance, net of outstanding advances of principal, the
                                                  trust fund may be terminated and the certificates
                                                  retired at the option, in turn, of: any single holder
                                                  or group of holders of the Controlling Class; or, if it
                                                  declines, the master servicer; and lastly, the special
                                                  servicer.

--------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                   COLLATERAL AND STRUCTURAL TERM SHEET                                    JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------------------

                                                 MORTGAGED REAL PROPERTIES BY STATE

                                                              [ M A P ]

                          ----------------------------------------------------------------------------

                                                                                         WEIGHTED
                                NUMBER OF                            PERCENTAGE OF       AVERAGE                          WEIGHTED
                                MORTGAGED        CUT-OFF DATE           INITIAL          MORTGAGE        WEIGHTED          AVERAGE
                                  REAL             PRINCIPAL         MORTGAGE POOL       INTEREST        AVERAGE        CUT-OFF DATE
STATE                          PROPERTIES           BALANCE             BALANCE           RATES          U/W DSCR         LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
California                         35           $  286,702,171           25.4%           7.6658%          1.36x             70.2%
  Southern California (1)          16              143,483,775           12.7%           7.7116%          1.40              68.0%
  Northern California (1)          19              143,218,396           12.7%           7.6200%          1.31              72.3%
New York                            5              134,953,937           12.0%           6.8452%          2.07              49.9%
Texas                              24               98,100,046            8.7%           7.8852%          1.32              76.3%
Massachusetts                       4               72,756,081            6.5%           7.2422%          1.56              66.0%
Florida                            10               53,069,513            4.7%           7.9645%          1.42              73.4%
Georgia                             8               50,825,128            4.5%           7.4806%          1.42              73.5%
Virginia                            9               50,194,363            4.5%           7.4656%          1.37              72.3%
Colorado                            5               47,105,866            4.2%           7.6536%          1.40              68.3%
Michigan                            8               39,529,634            3.5%           7.5406%          1.30              73.7%
New Jersey                          3               32,545,111            2.9%           7.2796%          1.23              68.0%
North Carolina                      4               31,936,630            2.8%           7.5316%          1.29              76.7%
Utah                                3               28,250,206            2.5%           7.9619%          1.26              76.0%
Arizona                             5               28,245,620            2.5%           7.3593%          1.30              76.2%
Ohio                                9               19,988,360            1.8%           7.7381%          1.36              74.2%
Tennessee                           3               17,638,785            1.6%           7.7807%          1.26              77.9%
South Carolina                      3               16,295,994            1.4%           8.2990%          1.27              74.5%
Nevada                              4               16,075,899            1.4%           7.4250%          1.33              73.5%
District of Columbia                3               15,995,372            1.4%           7.8459%          1.30              73.0%
Kentucky                            5               15,423,973            1.4%           7.9864%          1.39              73.4%
Illinois                            4               10,715,439            1.0%           7.7588%          1.28              73.3%
New Mexico                          2               10,313,343            0.9%           7.2620%          1.35              74.8%
Washington                          4                9,783,640            0.9%           7.7101%          1.40              60.4%
Connecticut                         2                7,554,339            0.7%           7.5735%          1.36              68.4%
Missouri                            1                7,155,229            0.6%           7.2500%          1.36              76.9%
Indiana                             4                6,776,942            0.6%           7.6439%          1.28              68.3%
Louisiana                           3                4,177,435            0.4%           8.0744%          1.42              62.1%
Pennsylvania                        2                4,036,755            0.4%           7.9377%          1.74              61.4%
Oregon                              2                3,693,431            0.3%           7.4704%          1.60              64.9%
Arkansas                            1                3,180,262            0.3%           7.4300%          1.25              76.4%
New Hampshire                       1                2,064,492            0.2%           8.3300%          1.28              71.7%
West Virginia                       1                1,882,713            0.2%           8.8750%          1.15              74.7%
                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           177           $1,126,966,710          100.0%           7.5503%          1.45x             69.2%
                              ======================================================================================================

----------------
(1) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                    [GRAPH]

              Multifamily                               30.8%
              Retail                                    30.5%
              Office                                    26.9%
              Industrial                                 4.3%
              Hotel                                      3.8%
              Manufactured Housing                       1.5%
              Mixed Use                                  1.2%
              Self Storage                               1.0%

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED
                       NUMBER OF                     PERCENTAGE OF     AVERAGE                  WEIGHTED
                       MORTGAGED      CUT-OFF DATE      INITIAL        MORTGAGE   WEIGHTED      AVERAGE
                         REAL          PRINCIPAL     MORTGAGE POOL    INTEREST    AVERAGE     CUT-OFF-DATE
PROPERTY TYPE          PROPERTIES       BALANCE        BALANCE          RATES     U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------
Multifamily               69        $  347,141,006        30.8%        7.6279%       1.30x         75.1%
Retail                    43           343,255,367        30.5%        7.5527%       1.40          69.1%
Office                    31           303,539,768        26.9%        7.3263%       1.68          61.8%
Industrial                16            48,833,031         4.3%        7.5505%       1.34          71.0%
Hotel                      4            42,874,421         3.8%        8.4758%       1.59          69.9%
Manufactured Housing       5            16,559,263         1.5%        7.4162%       1.30          75.2%
Mixed Use                  3            13,147,365         1.2%        7.7975%       1.27          74.7%
Self Storage               6            11,616,488         1.0%        7.5041%       1.45          65.4%
                        -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  177        $1,126,966,710       100.0%        7.5503%       1.45          69.2%
                        -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                COLLATERAL AND STRUCTURAL TERM SHEET                                   JUNE 4, 2001
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                           MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        WEIGHTED
                                           NUMBER OF                    PERCENTAGE OF   AVERAGE                      WEIGHTED
                                           MORTGAGED     CUT-OFF DATE     INITIAL       MORTGAGE     WEIGHTED         AVERAGE
                                              REAL        PRINCIPAL     MORTGAGE POOL   INTEREST      AVERAGE      CUT-OFF DATE
PROPERTY TYPE       PROPERTY SUB-TYPE      PROPERTIES      BALANCE        BALANCE        RATES       U/W DSCR        LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
Retail
                    Anchored (1)               31        $ 299,499,529     26.6%         7.5159%       1.38x           70.2%
                    Unachored                  12           43,755,838      3.9%         7.8059%       1.47            61.9%
                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         43        $ 343,255,367     30.5%         7.5529%       1.40x           69.1%
                                           ======================================================================================

Hotel
                    Limited Service             1        $   4,323,799      0.4%         8.8700%       1.83%           63.6%
                    Full Service                3           38,550,621      3.4%         8.4316%       1.57            70.6%
                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          4        $  42,874,421      3.8%         8.4758%       1.59x           69.9%
                                           ======================================================================================

(1) Includes shadow anchored properties and single tenant properties.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   WEIGHTED
                                NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               UNDERLYING      CUT-OFF DATE       INITIAL          MORTGAGE     WEIGHTED           AVERAGE
RANGE OF CUT-OFF DATE           MORTGAGE         PRINCIPAL      MORTGAGE POOL      INTEREST     AVERAGE          CUT-OFF DATE
  PRINCIPAL BALANCES              LOANS           BALANCE          BALANCE          RATES       U/W DSCR          LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
$   433,281  -       500,000       2       $       932,508          0.1%            8.3952%       1.34x              76.1%
    500,001        1,000,000      14            10,851,682          1.0%            8.1229%       1.39               65.3%
  1,000,001        2,000,000      41            58,675,821          5.2%            7.8378%       1.38               70.4%
  2,000,001        3,000,000      21            51,695,462          4.6%            7.6447%       1.40               70.2%
  3,000,001        5,000,000      26           103,747,656          9.2%            7.5838%       1.34               70.8%
  5,000,001        7,500,000      26           165,431,933         14.7%            7.6060%       1.33               74.0%
  7,500,001       10,000,000      12           103,728,275          9.2%            7.4690%       1.37               73.7%
 10,000,001       20,000,000      17           228,141,816         20.2%            7.5933%       1.34               74.2%
 20,000,001       30,000,000       5           124,821,447         11.1%            7.5528%       1.31               70.2%
 30,000,001       40,000,000       1            34,523,645          3.1%            8.5100%       1.26               75.1%
 40,000,001       50,000,000       3           139,416,467         12.4%            7.6964%       1.46               66.5%
 50,000,001    $ 105,000,000       1           105,000,000          9.3%            6.6300%       2.30               44.7%
                                 ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           169       $ 1,126,966,710        100.0%            7.5503%       1.45x              69.2%
                                 ================================================================================================

Maximum Cut-off Date Principal Balance:    $   105,000,000
Minimum Cut-off Date Principal Balance:    $       433,281
Wtd. Avg. Cut-off Date Principal Balance:  $     6,668,442
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                  COLLATERAL AND STRUCTURAL TERM SHEET                                     JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------

                          --------------------------------------------------------------------------------
                                             UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
                          --------------------------------------------------------------------------------

                                                           [ C H A R T ]

                          --------------------------------------------------------------------------------
                                                                            WEIGHTED
                              NUMBER OF                   PERCENTAGE OF     AVERAGE                    WEIGHTED
                              UNDERLYING   CUT-OFF DATE     INITIAL         MORTGAGE      WEIGHTED      AVERAGE
   RANGE OF                    MORTGAGE     PRINCIPAL     MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
  U/W DSCRS                     LOANS        BALANCE        BALANCE          RATES        U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------
   1.00x    -     1.19             3     $    8,910,961       0.8%          7.3504%         1.03x        68.0%
   1.20     -     1.29            58        413,491,244      36.7%          7.7274%         1.24         74.3%
   1.30     -     1.39            58        264,751,314      23.5%          7.5762%         1.34         72.8%
   1.40     -     1.49            22        121,273,958      10.8%          7.5373%         1.43         73.0%
   1.50     -     1.59            12        130,949,763      11.6%          7.8111%         1.52         65.6%
   1.60     -     2.30x           16        187,589,470      16.6%          6.9592%         2.02         53.1%
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          169     $1,126,966,710     100.0%          7.5503%         1.45x        69.2%
==================================================================================================================

MAXIMUM U/W DSCR:               2.30x

MINIMUM U/W DSCR:               1.00x

WTD. AVG. U/W DSCR:             1.45x

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                  COLLATERAL AND STRUCTURAL TERM SHEET                                     JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------

                          --------------------------------------------------------------------------------
                                                  CUT-OFF DATE LOAN-TO-VALUE RATIOS
                          --------------------------------------------------------------------------------

                                                           [ C H A R T ]

                          --------------------------------------------------------------------------------
                                                                              WEIGHTED
                              NUMBER OF                    PERCENTAGE OF      AVERAGE                    WEIGHTED
                              UNDERLYING   CUT-OFF DATE      INITIAL          MORTGAGE      WEIGHTED      AVERAGE
 RANGE OF CUT-OFF DATE         MORTGAGE     PRINCIPAL      MORTGAGE POOL      INTEREST      AVERAGE      CUT-OFF DATE
  LOAN-TO-VALUE RATIOS          LOANS        BALANCE         BALANCE           RATES        U/W DSCR     LTV RATIO
---------------------------------------------------------------------------------------------------------------------
  39.30%    -    55.00%           12     $  119,586,850        10.6%          6.7925%         2.23x        45.2%
  55.10%    -    65.00%           19        178,179,782        15.8%          7.5968%         1.50         62.4%
  65.10%    -    67.50%           11         43,248,591         3.8%          7.8550%         1.38         66.8%
  67.60%    -    70.00%           13         67,967,195         6.0%          7.5050%         1.28         69.5%
  70.10%    -    72.50%           20        159,554,715        14.2%          7.5675%         1.38         71.3%
  72.60%    -    75.00%           44        266,311,179        23.6%          7.7533%         1.32         74.3%
  75.10%    -    77.50%           20        138,525,465        12.3%          7.8280%         1.29         76.1%
  77.60%    -    78.50%            5         42,584,052         3.8%          7.3940%         1.29         78.2%
  78.60%    -    79.50%            7         41,155,108         3.7%          7.3623%         1.28         79.1%
  79.60%    -    88.80%           18         69,853,773         6.2%          7.4272%         1.29         80.1%
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          169     $1,126,966,710       100.0%          7.5503%         1.45x        69.2%
===================================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO:    88.8%

MINIMUM CUT-OFF DATE LTV RATIO:    39.3%

WTD. AVG. CUT-OFF DATE LTV RATIO:  69.2%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                    COLLATERAL AND STRUCTURAL TERM SHEET                                JUNE 4, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR BUILT/YEAR RENOVATED(1)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF       AVERAGE                           WEIGHTED
                                    MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED           AVERAGE
RANGE OF YEARS                         REAL          PRINCIPAL      MORTGAGE POOL       INTEREST       AVERAGE          CUT-OFF DATE
BUILT/RENOVATED                     PROPERTIES        BALANCE          BALANCE           RATES         U/W DSCR          LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1942   -   1970                         10        $  21,723,446          1.9%           7.8564%          1.35x              68.6%
1971   -   1980                         14           55,733,196          4.9%           7.4199%          1.33               75.2%
1981   -   1990                         38          206,180,430         18.3%           7.4671%          1.40               70.8%
1991   -   2001                        115          843,329,638         74.8%           7.5714%          1.47               68.5%
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                177      $ 1,126,966,710        100.0%           7.5503%          1.45X              69.2%
                                    ===============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:     2001
OLDEST YEAR BUILT/RENOVATED (1):      1942
WTD. AVG. YEAR BUILT/RENOVATED:       1994

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 OCCUPANCY RATES AT UNDERWRITING (1)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF      AVERAGE                            WEIGHTED
                                  MORTGAGED      CUT-OFF DATE         INITIAL         MORTGAGE          WEIGHTED          AVERAGE
        RANGE OF                    REAL           PRINCIPAL       MORTGAGE POOL      INTEREST          AVERAGE        CUT-OFF DATE
 OCCUPANCY RATES AT U/W          PROPERTIES         BALANCE           BALANCE           RATES           U/W DSCR        LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------

72.0%      -      84.9%                5      $    30,320,112           2.7%           8.0229%            1.26x           73.7%
85.0%      -      89.9%                8           50,994,985           4.5%           8.0634%            1.28            69.8%
90.0%      -      94.9%               32          352,873,163          31.3%           7.2632%            1.67            63.2%
95.0%      -      97.4%               36          172,436,785          15.3%           7.5892%            1.33            73.9%
97.5%      -     100.0%               92          477,467,244          42.4%           7.5805%            1.33            71.6%

                                    ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              173      $ 1,084,092,289          96.2%           7.5137%            1.44x           69.2%
                                    =============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:      100.0%
MINIMUM OCCUPANCY RATE AT U/W:       72.0%
WTD. AVG. OCCUPANCY RATE AT U/W:     95.6%

(1) DOES NOT INCLUDE HOSPITALITY PROPERTIES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                COLLATERAL AND STRUCTURAL TERM SHEET                                   JUNE 4, 2001
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     ORIGINAL AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                           NUMBER OF                               PERCENTAGE OF       AVERAGE                         WEIGHTED
       RANGE OF           UNDERLYING             CUT-OFF DATE         INITIAL          MORTGAGE        WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE                PRINCIPAL       MORTGAGE POOL       INTEREST        AVERAGE       CUT-OFF DATE
     TERMS (MONTHS)         LOANS                   BALANCE           BALANCE           RATES         U/W DSCR        LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------

  Interest Only                1               $   105,000,000           9.3%           6.6300%         2.30x            44.7%
144    -      200              7                    14,323,643           1.3%           7.4009%         1.15             62.5%
201    -      300             44                   163,597,443          14.5%           7.8953%         1.44             68.8%
301    -      360            117                   844,045,624          74.9%           7.6005%         1.35             72.5%

                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      169               $ 1,126,966,710         100.0%           7.5503%         1.45x            69.2%
                            =======================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):         360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):         144
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):       314

-----------------------------------------------------------------------------------------------------------------------------------
                                                ORIGINAL TERMS TO STATED MATURITY (1)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF       AVERAGE                      WEIGHTED
      RANGE OF                     UNDERLYING        CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED      AVERAGE
     ORIGINAL TERMS                 MORTGAGE          PRINCIPAL       MORTGAGE POOL       INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)           LOANS             BALANCE          BALANCE           RATES         U/W DSCR     LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------

 60     -      110                      7          $   136,874,408        12.1%           6.8935%          2.08x         50.7%
111     -      120                    152              964,571,978        85.6%           7.6395%          1.36          71.8%
121     -      180                     10               25,520,324         2.3%           7.7028%          1.19          71.7%

                                     ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               169          $ 1,126,966,710       100.0%           7.5503%          1.45x         69.2%
                                     ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):        180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):      114

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                COLLATERAL AND STRUCTURAL TERM SHEET                                   JUNE 4, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   REMAINING AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     WEIGHTED
                             NUMBER OF                           PERCENTAGE OF       AVERAGE                         WEIGHTED
      RANGE OF              UNDERLYING          CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED          AVERAGE
REMAINING AMORTIZATION       MORTGAGE            PRINCIPAL       MORTGAGE POOL       INTEREST       AVERAGE        CUT-OFF DATE
   TERMS (MONTHS)             LOANS               BALANCE           BALANCE           RATES         U/W DSCR         LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
     Interest Only               1           $   105,000,000           9.3%           6.6300%          2.30x           44.7%
144      -       200             7                14,323,643           1.3%           7.4009%          1.15            62.5%
201      -       300            44               163,597,443          14.5%           7.8953%          1.44            68.8%
301      -       360           117               844,045,624          74.9%           7.6005%          1.35            72.5%

                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        169           $ 1,126,966,710         100.0%           7.5503%         1.45x            69.2%
                               ====================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):                     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):                     144
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):                   344
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               REMAINING TERMS TO STATED MATURITY (1)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                    NUMBER OF                           PERCENTAGE OF     AVERAGE                       WEIGHTED
         RANGE OF                  UNDERLYING           CUT-OFF DATE      INITIAL        MORTGAGE       WEIGHTED        AVERAGE
      REMAINING TERMS              MORTGAGE              PRINCIPAL      MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS)          LOANS                BALANCE         BALANCE         RATES         U/W DSCR       LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
   56      -      110                  11            $   144,334,166       12.8%         6.9678%          2.04x          51.7%
  111      -      120                 148                957,112,221       84.9%         7.6341%          1.36           71.8%
  121      -      178                  10                 25,520,324        2.3%         7.7028%          1.19           71.7%
                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               169            $ 1,126,966,710      100.0%         7.5503%         1.45x           69.2%
                               ====================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):              178
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):               56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):            111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                COLLATERAL AND STRUCTURAL TERM SHEET                                   JUNE 4, 2001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     WEIGHTED
                             NUMBER OF                          PERCENTAGE OF         AVERAGE                        WEIGHTED
                            UNDERLYING        CUT-OFF DATE         INITIAL           MORTGAGE       WEIGHTED          AVERAGE
                             MORTGAGE          PRINCIPAL        MORTGAGE POOL        INTEREST       AVERAGE        CUT-OFF DATE
LOAN TYPE                      LOANS             BALANCE           BALANCE             RATES        U/W DSCR         LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                         143          $  823,704,287         73.1%             7.6478%         1.34x             72.3%
Fully Amortizing                  5              10,508,803          0.9%             7.3059%         1.10              65.1%
ARD                              21             292,753,620         26.0%             7.2850%         1.74              60.7%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         169          $1,126,966,710        100.0%             7.5503%         1.45x             69.2%
                            =======================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         NUMBER OF                       PERCENTAGE OF      AVERAGE                    WEIGHTED
                                         UNDERLYING    CUT-OFF DATE         INITIAL         MORTGAGE      WEIGHTED      AVERAGE
             RANGE OF                     MORTGAGE       PRINCIPAL       MORTGAGE POOL      INTEREST      AVERAGE    CUT-OFF DATE
      MORTGAGE INTEREST RATES              LOANS          BALANCE           BALANCE          RATES        U/W DSCR     LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------

 6.6300%      -      7.0000%                  5     $   162,351,064           14.4%          6.7247%        2.03x        51.9%
 7.0010%      -      7.2500%                 19         166,191,726           14.7%          7.1730%        1.30         74.7%
 7.2510%      -      7.5000%                 45         253,276,425           22.5%          7.4129%        1.33         73.9%
 7.5010%      -      7.7500%                 39         199,085,142           17.7%          7.6225%        1.36         72.2%
 7.7510%      -      8.0000%                 25         147,460,029           13.1%          7.8483%        1.39         68.6%
 8.0010%      -      8.2500%                 15          54,197,970            4.8%          8.1415%        1.43         67.3%
 8.2510%      -      9.1200%                 21         144,404,355           12.8%          8.5281%        1.34         71.3%

                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     169     $ 1,126,966,710          100.0%          7.5503%        1.45x        69.2%
                                       ============================================================================================

MAXIMUM MORTGAGE INTEREST RATE:          9.1200%
MINIMUM MORTGAGE INTEREST RATE:          6.6300%
WTD. AVG. MORTGAGE INTEREST RATE:        7.5503%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                             COLLATERAL AND STRUCTURAL TERM SHEET                            JUNE 4, 2001
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        MORTGAGE LOAN POOL PREPAYMENT PROFILE (1)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                NUMBER OF                       % OF POOL
               MONTHS SINCE      MORTGAGE     OUTSTANDING        LOCKOUT/        YIELD      % OF POOL
 DATE          CUT-OFF DATE       LOANS      BALANCE (MM)       DEFEASANCE    MAINTENANCE      OPEN             TOTAL
----------------------------------------------------------------------------------------------------------------------
Jun-01                0            169         $ 1,127.0          98.77%         1.23%         0.00%           100.0%
Jun-02               12            169         $ 1,117.6          98.77%         1.23%         0.00%           100.0%
Jun-03               24            169         $ 1,107.5          98.77%         1.23%         0.00%           100.0%
Jun-04               36            169         $ 1,096.6          98.25%         1.75%         0.00%           100.0%
Jun-05               48            169         $ 1,084.6          97.10%         2.90%         0.00%           100.0%
Jun-06               60            166         $   963.9          93.38%         6.62%         0.00%           100.0%
Jun-07               72            166         $   949.9          93.25%         6.75%         0.00%           100.0%
Jun-08               84            163         $   914.2          94.27%         5.73%         0.00%           100.0%
Jun-09               96            163         $   898.4          94.28%         5.72%         0.00%           100.0%
Jun-10              108            160         $   873.8          84.50%         5.76%         9.74%           100.0%
Jun-11              120             10         $    16.5          83.28%        16.72%         0.00%           100.0%
Jun-12              132             10         $    15.2          82.20%        17.80%         0.00%           100.0%
Jun-13              144              7         $     8.3          68.08%        31.92%         0.00%           100.0%
Jun-14              156              7         $     7.8          66.86%        33.14%         0.00%           100.0%
Jun-15              168              6         $     5.7          37.86%        17.58%        44.56%           100.0%
----------------------------------------------------------------------------------------------------------------------

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumption to be set forth in the final prospectus supplement.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          PREPAYMENT PROVISION AS OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                               WEIGHTED     WEIGHTED
                                                                               AVERAGE      AVERAGE
                                                              PERCENTAGE OF   REMAINING     REMAINING       WEIGHTED
          RANGE OF              NUMBER OF     CUT-OFF DATE      INITIAL        LOCKOUT       LOCKOUT        AVERAGE
      REMAINING TERMS TO         MORTGAGE       PRINCIPAL     MORTGAGE POOL     PERIOD    PLUS YM PERIOD    MATURITY
   STATED MATURITY (YEARS)        LOANS         BALANCE         BALANCE        (YEARS)       (YEARS)       (YEARS) (1)
-----------------------------------------------------------------------------------------------------------------------
 4.00     -      5.00               3      $   107,855,251        9.6%           4.4            4.4            4.7
 6.00     -      7.00               3           23,515,594        2.1%           5.0            6.5            6.8
 8.00     -      8.99               3            8,242,718        0.7%           8.4            8.4            8.9
 9.00     -      9.49              10          112,015,381        9.9%           8.7            8.9            9.3
 9.50     -      9.99             136          818,977,443       72.7%           9.0            9.4            9.8
10.00     -     10.99               4           30,840,000        2.7%           9.5            9.7           10.0
11.00     -     11.99               1            6,479,694        0.6%          11.4           11.4           11.8
12.00     -     14.99               9           19,040,630        1.7%          12.5           13.4           13.5
                                 --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           169      $ 1,126,966,710      100.0%           8.5            8.9            9.2
                                 ======================================================================================

(1) In the case of the ARD loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          PREPAYMENT OPTION
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    WEIGHTED       WEIGHTED
                                                                                    AVERAGE         AVERAGE
                                                                PERCENTAGE OF      REMAINING       REMAINING        WEIGHTED
                                NUMBER OF      CUT-OFF DATE        INITIAL          LOCKOUT         LOCKOUT          AVERAGE
                                MORTGAGE        PRINCIPAL       MORTGAGE POOL       PERIOD       PLUS YM PERIOD     MATURITY
        PREPAYMENT OPTION         LOANS          BALANCE           BALANCE          (YEARS)         (YEARS)        (YEARS) (1)
--------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                147       $ 1,052,056,363         93.4%             8.9             8.9              9.2
Lockout/Yield Maintenance          18            58,728,829          5.2%             4.6             9.0              9.4
Yield Maintenance                   3            13,874,932          1.2%             0.0             9.5              9.8
Lockout                             1             2,306,586          0.2%            14.4            14.4             14.5
                                ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           169       $ 1,126,966,710        100.0%             8.5             8.9              9.2
                                ================================================================================================

(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------


[PHOTO]                                                  [PHOTO]
888 SEVENTH AVENUE                                     ATRIUM MALL



                                                         [PHOTO]
                                                THE METROPLITAN APARTMENTS

    [PHOTO]
ALLIANCE GT 6 LOAN
  HUNTER'S CHASE

                                                         [PHOTO]
                                            SILVERTHORNE FACTORY OUTLET STORES


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------


         [PHOTO]
FOOTHILL VILLAGE SHOPPING CENTER



                                                         [PHOTO]
                                                        RAMBUS, INC.

       [PHOTO]
     ALMADEN PLAZA


       [PHOTO]                                            [PHOTO]
    PLAZA ANTONIO                                    ALLIANCE GT 5 LOAN
                                                        ASHTON PARK


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------











                      (THIS PAGE INTENTIONALLY LEFT BLANK)











--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                  COLLATERAL AND STRUCTURAL TERM SHEET                                     JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------

                          --------------------------------------------------------------------------------

                                                     SIGNIFICANT MORTGAGE LOANS

                          --------------------------------------------------------------------------------

====================================================================================================================================
                                                                   PERCENTAGE
                                                                   OF INITIAL
                                                     CUT-OFF DATE   MORTGAGE                            MORTGAGE            CUT-OFF
                                     PROPERTY          PRINCIPAL      POOL        SF/       LOAN PER    INTEREST    U/W       LTV
 #            LOAN NAME                TYPE             BALANCE      BALANCE     UNITS       SF/UNIT      RATE      DSCR     RATIO
------------------------------------------------------------------------------------------------------------------------------------
 1      888 Seventh Avenue          Office           $105,000,000      9.3%     873,608        $120       6.63%     2.30x    44.7%
------------------------------------------------------------------------------------------------------------------------------------
 2      Atrium Mall                 Retail             49,044,686      4.4%     214,755        $228       6.89%     1.61     64.5%
------------------------------------------------------------------------------------------------------------------------------------
 3      Almaden Plaza               Retail             48,113,668      4.3%     544,860         $88       7.76%     1.52     61.3%
------------------------------------------------------------------------------------------------------------------------------------
 4      Alliance GT 5 Loan          Multifamily        42,258,112      3.8%       1,393     $30,336       8.56%     1.23     74.6%
------------------------------------------------------------------------------------------------------------------------------------
 5      Alliance GT 6 Loan          Multifamily        34,523,645      3.1%       1,357     $25,441       8.51%     1.26     75.1%
------------------------------------------------------------------------------------------------------------------------------------
 6      Rambus, Inc.                Office             29,165,204      2.6%      96,562        $302       7.78%     1.37     70.4%
------------------------------------------------------------------------------------------------------------------------------------
 7      Foothill Village
        Shopping Center             Retail             25,119,903      2.2%     274,960         $91       8.00%     1.24     76.4%
------------------------------------------------------------------------------------------------------------------------------------
 8      The Metropolitan
        Apartments                  Multifamily        24,615,206      2.2%         128    $192,306       7.11%     1.20     69.3%
------------------------------------------------------------------------------------------------------------------------------------
 9      Silverthorne Factory
        Outlet Stores               Retail             23,152,226      2.1%     258,161         $90       7.55%     1.50     63.4%
------------------------------------------------------------------------------------------------------------------------------------
10      Plaza Antonio               Retail             22,768,908      2.0%     105,655        $216       7.25%     1.25     71.2%
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL/WTD. AVG.                        $403,761,558     35.8%                               7.50%     1.62x     62.7%
====================================================================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

                     ---------------------------------------
                               888 SEVENTH AVENUE
                     ---------------------------------------

                                LOAN INFORMATION


CUT-OFF DATE PRINCIPAL BALANCE:          $105,000,000

FIRST PAYMENT DATE:                      March 11, 2001

INTEREST RATE:                           6.63%

AMORTIZATION:                            Interest Only

ANTICIPATED REPAYMENT DATE:              February 11, 2006

EXPECTED ARD BALANCE:                    $105,000,000

ADDITIONAL INTEREST:                     Contract rate plus 2%

MATURITY DATE:                           February 11, 2031

SPONSOR:                                 Vornado Realty, L.P.

INTEREST CALCULATION:                    Actual/360

CALL PROTECTION:                         Lock/Defeasance until two months prior
                                         to ARD

LOAN PER SF:                             $120

UP-FRONT RESERVES:                       Engineering Reserve     $3,956,150

ONGOING RESERVES:                        TI/LC Reserve           Yes(1)
                                         Replacement Reserve     Yes(2)

LOCKBOX:                                 Soft

================================================================================

                              PROPERTY INFORMATION


SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Office

PROPERTY SUB-TYPE:                       Central Business District

LOCATION:                                New York, NY

YEAR BUILT/RENOVATED:                    1971/1998

SQUARE FOOTAGE:                          873,608

OCCUPANCY:                               93%(3)

OWNERSHIP INTEREST:                      Leasehold


                                                        % OF TOTAL      LEASE
MAJOR TENANTS                                   NRSF       NRSF      EXPIRATION
-------------                                  ------   ----------   ----------
New Line Realty of New York                    61,515      7.0%       6/30/2007
Soros Fund Management LLC (4)                  58,694      6.7%       7/31/2004
Golden Books Family Entertainment              56,145      6.4%       7/31/2013
Limited New York, Inc.                         56,145      6.4%       1/31/2014
Kaplan Educational Centers                     53,740      6.2%      10/31/2006
Hearst-Argyle Television, Inc.                 40,008      4.6%      12/14/2008
Vornado Realty L.P.                            33,834      3.9%      11/30/2015
Westinghouse Broadcasting, Co.                 28,550      3.3%      10/11/2008

PROPERTY MANAGEMENT:                     MRC Management LLC

U/W NET CASH FLOW:                       $16,238,384

U/W DSCR:                                2.30x

APPRAISED VALUE:                         $235,000,000

CUT-OFF DATE LTV:                        44.7%

ARD LTV:                                 44.7%
================================================================================
(1)  $145,833 on a monthly basis. $1,750,000 per year. $2.00/SF per year.

(2)  $23,020 on a monthly basis. $276,240 per year. $0.32/SF per year.

(3)  Occupancy is as of April 4, 2001.

(4) Soros Fund Management occupied 51,461 SF as of April 4, 2001. The tenant has already leased additional space of 5,283 SF and 1,950 SF with lease commencements on July 1, 2001 and August 1, 2001, respectively.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

                     ---------------------------------------
                               888 SEVENTH AVENUE
                     ---------------------------------------

                             ADDITIONAL INFORMATION

o    This loan has been rated Investment Grade by the Rating Agencies.

o The subject property is a 46-story, 873,608 square foot office building located in Midtown Manhattan, NYC, which was built in 1971 and renovated in 1998. The collateral also includes an underground parking facility operated by Kinney and three ground floor restaurants.

o The property is located on 7th Avenue and 56th Street. One of the building's most attractive features is its clear and unobstructed views of Central Park.

o Average rents at the property are 42% below the appraiser's market rent. The subject is leased to 48 tenants with an average lease term of 13 years. The property benefits from a diversified tenant base representing a wide array of industry sectors.

o    30% of the NRA is comprised of Investment grade tenants.

o National and credit tenants include Westinghouse Broadcasting, Co., Limited New York, Inc. whose parent is Limited Inc. (Moody's: Baa1, S&P: BBB+), Hearst-Argyle Television, Inc. (Moody's: Baa3, S&P: BBB-), New Line Realty of New York whose parent company is Turner Broadcasting Company (Moody's:
     Baa1, S&P: BBB+, Fitch: BBB+) and Vornado Realty L.P. (S&P: BBB+). Retail tenants include the Brooklyn Diner, the Redeye Grill, and Cafe Concepts.

o Vornado Realty Trust (S&P: BBB+) is headquartered at the subject and occupies 33,834 square feet (3.9% NRA).

o The borrowing entity is 888 Seventh Avenue, LLC, a Special Purpose Entity whose parent company is Vornado Realty Trust. Vornado Realty Trust is a real estate investment trust (REIT) that owns 66 million square feet of real estate, including 15.7 million in the New York area.

o The property is managed by MRC Management LLC, which is an affiliate of Vornado Realty Trust.

================================================================================

                             LEASE ROLLOVER SCHEDULE

                                                                     CUMULATIVE
                   AVERAGE                          % OF TOTAL         % OF
          # OF    BASE RENT   % OF     CUMULATIVE    BASE RENTAL    TOTAL RENTAL
         LEASES    PER SF    TOTAL SF    % OF          REVENUES       REVENUES
YEAR    ROLLING   ROLLING    ROLLING   SF ROLLING      ROLLING        ROLLING
--------------------------------------------------------------------------------
2001       6       $20.72     11.2%      11.2%           7.2%           7.2%
--------------------------------------------------------------------------------
2002       4       28.48       1.8       13.1            1.7            8.9
--------------------------------------------------------------------------------
2003       2       46.71       1.4       14.6            2.1           11.0
--------------------------------------------------------------------------------
2004       5       41.00      11.0       25.6           14.0           25.0
--------------------------------------------------------------------------------
2005       3       44.23       2.3       27.9            3.2           28.2
--------------------------------------------------------------------------------
2006       4       23.09       7.8       35.7            5.6           33.8
================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ATRIUM MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:          $49,044,686

FIRST PAYMENT DATE:                      April 11, 2001

INTEREST RATE:                           6.89%

AMORTIZATION:                            360

ANTICIPATED REPAYMENT DATE:              March 11, 2011

EXPECTED ARD BALANCE:                    $42,743,961

ADDITIONAL INTEREST:                     Contract rate plus 2%

MATURITY DATE:                           March 11, 2031

SPONSOR:                                 Simon Property Group, Inc.

INTEREST CALCULATION:                    Actual/360

CALL PROTECTION:                         Lock/Defeasance until three month
                                         prior to ARD

LOAN PER SF:                             $228

UP-FRONT RESERVES:                       None

ONGOING RESERVES:                        Tax and Insurance     Yes (1)
                                         Replacement Reserve   Yes (2)
                                         TI/LC Reserve         Yes (3)

LOCKBOX:                                 Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Retail

PROPERTY SUB-TYPE:                       Anchored

LOCATION:                                Chestnut Hill, MA

YEAR BUILT/RENOVATED:                    1989/N/A

SQUARE FOOTAGE:                          214,755

OCCUPANCY:                               92% (4)

OWNERSHIP INTEREST:                      Fee


                                                        % OF TOTAL      LEASE
MAJOR TENANTS                                   NRSF       NRSF      EXPIRATION
-------------                                  ------   ----------   ----------
Border's Books & Music                         27,117      12.6%      5/31/2010
The Gap/Gap Body                               20,167       9.4%      2/28/2009
Anthropologie                                  14,470       6.7%      1/31/2009
Pottery Barn                                   14,062       6.6%      1/31/2009
Restoration Hardware                           12,000       5.6%      1/31/2011
Cheesecake Factory                             10,368       4.8%     12/31/2015
Tiffany & Co.                                   6,700       3.1%      1/31/2008

PROPERTY MANAGEMENT:                     Simon Property Group, L.P.

U/W NET CASH FLOW:                       $6,232,735

U/W DSCR:                                1.61x

APPRAISED VALUE:                         $76,000,000

CUT-OFF DATE LTV:                        64.5%

ARD LTV:                                 56.2%
================================================================================
(1)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.

(2)  $5,594 on a monthly basis. $67,131 per year. $0.31/SF per year.

(3)  $28,355 on a monthly basis. $340,265 per year, capped at $1,000,000.
     $1.58/SF per year.

(4)  Occupancy is as of May 15, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ATRIUM MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o    This loan has been rated Investment Grade by the Rating Agencies.

o The subject property is a four-level, 214,755 square foot, multi-tenant retail center located in Chestnut Hill, MA, which was constructed in 1989.

o The subject is occupied by a wide array of national and credit tenants including Border's Books & Music, The Gap/Gap Body (Moody's: A3, S&P: A), Pottery Barn, Tiffanys & Co. (Moody's: Baa2), J Crew, MAC, Aveda, Cheesecake Factory, Restoration Hardware and Anthropologie. Lease terms vary with an average of 10 years.

o The subject property is located in the Chestnut Hill section of the city of Newton, which is a suburb of Boston and located approximately 9 miles from Boston. The subject is located on Route 9 which links Newton to downtown Boston. The 475,000 SF Mall at Chestnut Hill is located across from the subject along Route 9 and is anchored by Bloomingdale's and Filene's.

o The borrowing entity is Mayflower Atrium LLC, a single purpose entity 100% owned by Mayflower Realty LLC, whose managing member is a subsidiary of Simon Property Group, Inc., the largest U.S. publicly traded retail real estate company. Simon Property Group, Inc. has a market capitialization of $17 billion and an investment grade credit rating (S&P: BBB+).

o The property is managed by Simon Property Group, L.P., which, together with its affiliated management company, owns or manages approximately 191 million square feet of gross leasable area (GLA) in retail and mixed-use projects and attracts over 2 billion shopping visits annually to its properties.

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                   AVERAGE                           % OF TOTAL         % OF
          # OF    BASE RENT   % OF     CUMULATIVE    BASE RENTAL    TOTAL RENTAL
         LEASES    PER SF    TOTAL SF    % OF          REVENUES       REVENUES
YEAR    ROLLING   ROLLING    ROLLING   SF ROLLING      ROLLING        ROLLING
--------------------------------------------------------------------------------
2001       1      $35.00       3.7%       3.7%          4.6%            4.6%
--------------------------------------------------------------------------------
2002       3       41.76       2.2        5.9           3.2             7.7
--------------------------------------------------------------------------------
2003       3       27.42       1.5        7.4           1.4             9.2
--------------------------------------------------------------------------------
2004       0        0.00       0.0        7.4           0.0             9.2
--------------------------------------------------------------------------------
2005       2       51.10       1.8        9.3           3.3            12.5
--------------------------------------------------------------------------------
2006       1       40.12       2.2       11.5           3.1            15.6
--------------------------------------------------------------------------------
2007       0        0.00       0.0       11.5           0.0            15.6
--------------------------------------------------------------------------------
2008       9       41.26      21.9       33.4          31.6            47.1
--------------------------------------------------------------------------------
2009       5       20.35      26.2       59.5          18.6            65.8
--------------------------------------------------------------------------------
2010       6       32.27      19.9       79.4          22.5            88.2
--------------------------------------------------------------------------------
2011       1       30.00       5.6       85.0           5.9            94.1
================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ALMADEN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:         $48,113,668

FIRST PAYMENT DATE:                     January 11, 2001

INTEREST RATE:                          7.76%

AMORTIZATION:                           360

MATURITY DATE:                          December 11, 2010

SPONSOR:                                Joshua Kwan

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lock/Defeasance until three months
                                        prior to maturity

LOAN PER SF:                            $88

UP-FRONT RESERVES:                      SM Reserve Fund(2)            $3,100,000
                                        Earthquake Escrow Fund(3)     $3,500,000
                                        Initial Debt Service Reserve  $1,500,000
                                        Ground Lease Reserve          $  108,750
                                        Initial Replacement Reserve   $   33,500
                                        Almaden Expressway Escrow
                                          Fund (4)                    $  100,000

                                        Engineering Escrow            $   68,750
                                        Environmental Escrow          $    1,875

ONGOING RESERVES:                       TI/LC Reserve                 Yes(5)
                                        Replacement Reserve           Yes(6)

LOCKBOX:                                Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               San Jose, CA

YEAR BUILT/RENOVATED:                   1968/1998

SQUARE FOOTAGE:                         544,860

OCCUPANCY:                              99.0%(7)

OWNERSHIP INTEREST:                     Fee/Leasehold


                                                        % OF TOTAL      LEASE
MAJOR TENANTS                                 NRSF         NRSF      EXPIRATION
-------------                               -------     ----------   ----------
Costco Wholesale                            136,000       25.0%       2/28/2027
Bed Bath & Beyond                            62,000       11.4%       1/31/2010
TJ Maxx N More(1)                            53,799        9.9%       6/30/2011
Sears HomeLife                               39,845        7.3%       1/31/2010
Circuit City                                 37,840        6.9%       1/31/2019
Barnes & Noble                               28,208        5.2%      11/30/2008

Property Management:                    Brothers International Corporation

U/W Net Cash Flow:                      $6,329,261

U/W DSCR:                               1.52x

Appraised Value:                        $78,500,000

Cut-off Date LTV:                       61.3%

Maturity LTV:                           54.7%
--------------------------------------------------------------------------------
(1) TJ Maxx has signed a Letter of Intent to move into the space previously occupied by Service Merchandise. TJ Maxx is expected to take occupancy on June 15, 2001.

(2) Dedicated Strouds/Service Merchandise reserve ("SM Reserve Fund"). Conditions for releasing the Service Merchandise Reserve Fund are: (1) Stroud's lease is affirmed or (2) the Service Merchandise space is leased to a tenant at a rental rate greater than the rental rate previously paid by Service Merchandise (the new tenant must be in occupancy and paying as a condition of release). If one of the conditions is met, then $2,350,000 of the reserve may be released to the borrower and $700,000 may be applied to the cost of re-tenanting the Service Merchandise space. Any unused funds after the re-tenanting of the Service Merchandise space shall be deposited into the Leasing Reserve Fund. The remaining $50,000 shall be held until resolution of a dispute with the ground lessor related to use of an area of the property as a public roadway (Blossom Hill Road).

(3) Dedicated Earthquake Escrow Fund. Conditions for releasing the Earthquake Escrow Fund are completion of seismic retrofitting work at buildings C,D,E and H,J,M at the property and delivery of a new PML report indicating that the PML has been reduced to 20% or below.

(4) Almaden Expressway Escrow Fund: $100,000 taken at closing which shall be held until execution of a lease by Santa Clara County for use of areas of the Trust Property as a public roadway.

(5)  $17,620 on a monthly basis. $211,440 per year. $0.39/SF per year.

(6)  $6,561 on a monthly basis. $78,732 per year. $0.14/SF per year.

(7)  Occupancy is as of April 1, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3       COLLATERAL AND STRUCTURAL TERM SHEET           JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ALMADEN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is a single-story, 544,860 square foot, multi-tenant retail center located in San Jose, CA constructed between 1968 and 1998.

o The subject is anchored by 7 big box tenants that occupy approximately 49.0% of the net rentable area. They include TJ Maxx, Bed Bath & Beyond (S&P: BBB-), Sears HomeLife (Moody's: A3, S&P: A-, Fitch: A-), Circuit City, Barnes & Noble, Ross Dress for Less, and Strouds. Costco (Moody's:
     A2, S&P: A, Fitch: A+), the largest tenant, occupies approximately 25% of the net rentable area and is on a long term lease expiring February 2027, seventeen years past the term of the loan. Additional tenancy is comprised of 38 tenants with lease terms generally ranging between 5 and 10 years.

o The subject property is located in San Jose, Santa Clara County, CA at the corner of Almaden Expressway and Blossom Hill Road, just south of State Highway 85. Santa Clara County is one of nine counties that make up the San Francisco Bay Area. San Jose is one of Santa Clara County's major and most prominent metropolitan areas.

o Structural features of the loan include: a Strouds/Service Merchandise Reserve Fund Letter of Credit ($3,100,000), Earthquake Escrow Fund Letter of Credit ($3,500,000), Initial Debt Service Reserve of ($1,500,000), Ground Lease Reserve ($108,750), Initial Replacement Reserve ($33,500), Almaden Expressway Fund ($100,000). There is also an ongoing TI/LC Reserve of $17,620/month.

o The ground lease expires on May 31, 2015 and may be renewed at the sublessee's option for two successive periods ending May 31, 2064.

o The borrowing entity is Almaden Plaza Shopping Center, Inc. a Single Purpose Entity controlled by Joshua Kwan, one of the Guarantors of the Borrower, who has been involved as a real estate investor in the Bay area for 30 years. Mr. Kwan has had a long-term ownership interest in the subject and has invested approximately $18.1 million ($33/SF) in the subject since 1993. The property is owner managed.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
                            AVERAGE
                           BASE RENT                                            % OF TOTAL BASE
            # OF LEASES     PER SF       % OF TOTAL SF    CUMULATIVE % OF        RENTAL REVENUES      CUMULATIVE % OF TOTAL
YEAR          ROLLING      ROLLING          ROLLING          SF ROLLING              ROLLING          RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------
2001            5           $33.83            0.9%              0.9%                    2.4%                     2.4%
-----------------------------------------------------------------------------------------------------------------------------
2002            4            18.79            3.6               4.5                     5.0                      7.3
-----------------------------------------------------------------------------------------------------------------------------
2003            5            14.19           10.4              14.9                    11.0                     18.4
-----------------------------------------------------------------------------------------------------------------------------
2004           14            25.17            9.1              24.0                    17.0                     35.4
-----------------------------------------------------------------------------------------------------------------------------
2005            7            24.99            5.0              29.0                     9.3                     44.7
-----------------------------------------------------------------------------------------------------------------------------
2006            1            31.80            0.3              29.3                     0.7                     45.4
-----------------------------------------------------------------------------------------------------------------------------
2007            1            39.89            0.3              29.5                     0.8                     46.1
-----------------------------------------------------------------------------------------------------------------------------
2008            2            19.20            6.7              36.2                     9.6                     55.8
-----------------------------------------------------------------------------------------------------------------------------
2009            0             0.00            0.0              36.2                     0.0                     55.8
-----------------------------------------------------------------------------------------------------------------------------
2010            2            10.32           18.7              54.9                    14.4                     70.1
=============================================================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE ALLIANCE GT 5 LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $42,258,112

FIRST PAYMENT DATE:                 July 1, 2001

INTEREST RATE:                      8.56%

AMORTIZATION:                       354

MATURITY DATE:                      October 1, 2010

EXPECTED MATURITY BALANCE:          $38,454,867

SPONSOR(S):                         Alliance
                                    Eaton Vance

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lock/Defeasance until after the date six
                                    months prior to maturity

LOAN PER UNIT:                      $30,336

UP-FRONT RESERVES:                  Engineering Reserve            $427,750
                                    Environmental Reserve          $1,563
                                    Capital Expenditure Reserve    $428,323

ONGOING RESERVES:                   Tax and Insurance              Yes(1)
                                    Replacement Reserve            Yes(2)

LOCKBOX:                            Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Portfolio of 4 Assets

PROPERTY TYPE:                      Multifamily

PROPERTY SUB-TYPE:                  Conventional

LOCATION:                           See Table Below

YEAR BUILT/RENOVATED:               See Table Below

UNITS:                              1,393

OCCUPANCY:                          91%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Alliance Residential Management, L.L.C.

U/W NET CASH FLOW:                  $4,828,940

U/W DSCR:                           1.23x

APPRAISED VALUE:                    $56,650,000

CUT-OFF DATE LTV:                   74.6%

MATURITY DATE LTV:                  67.9%
--------------------------------------------------------------------------------
(1)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.
(2)  $29,021 on a monthly basis. $348,250 per year. $250/unit per year.

------------------------------------------------------------------------------------------------------------------------------------
                                       ALLOCATED      YEAR BUILT/                      TOTAL
PROPERTY            LOCATION          LOAN AMOUNT      RENOVATED       OCCUPANCY       UNITS       1 BDRM       2 BDRM      3 BDRM
------------------------------------------------------------------------------------------------------------------------------------
Ashton Park         Houston, TX       $21,242,942      1982/1999          94%            720         456         264          N/A
Southpoint          Houston, TX         8,015,524      1983/1997          95%            244         160          84          N/A
Palm Grove          Tampa, FL           7,689,516      1970/1999          93%            244          64         156           24
Harbour Town        Nashville, TN       5,310,130      1974/1996          72%            185          58         107           20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                             $42,258,112                         91%          1,393         738         611           44
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, First Union Securities, Inc., McDonald Investments Inc., and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE ALLIANCE GT 5 LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The loan is secured by 4 garden-style multifamily projects. The subject properties' amenities include swimming pools, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o Ashton Park, Palm Grove, and Harbour Town were substantially renovated in 1998-1999.

o The physical rehabilitation has positioned these assets to raise rents to the current market rents of renovated units in comparable properties while simultaneously allowing the properties to upgrade their tenant profile.

o The Loan was originated for a new joint venture between Eaton Vance and Alliance. In the joint venture, Eaton Vance owns and controls 60%. As of October 31, 2000, Eaton Vance provided investment advisory or administration services to over 70 Funds and to over 800 separately managed individual and institutional accounts. At that date, Eaton Vance had a total of $49.2 billion under management.

o    The subject properties are secured by a single Mortgage Note.

o Structural features of the loan include upfront escrows for engineering reserves ($427,750), environmental reserves ($1,563), and capital expenditures ($428,323). Ongoing reserves include a monthly replacement reserve of $29,021 ($250/unit).

o Alliance, whose principals include Andrew Schor and Steven Ivankovich, is a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage approximately 46,000 units throughout Texas, the Midwest and along the eastern seaboard from Virginia and Florida. Alliance Residential Management, L.L.C, an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE ALLIANCE GT 6 PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:      $34,523,645

FIRST PAYMENT DATE:                  July 1, 2001

INTEREST RATE:                       8.5100%

AMORTIZATION:                        354

MATURITY DATE:                       October 1, 2010

EXPECTED MATURITY BALANCE:           $31,385,913

SPONSOR(S):                          Alliance
                                     Eaton Vance

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lock/Defeasance until after
                                     the date six months prior to
                                     maturity

LOAN PER UNIT:                       $25,441

UP-FRONT RESERVES:                   Engineering Reserve            $987,206
                                     Environmental Reserve          $2,813
                                     Capital Expenditure Reserve    $843,790

ONGOING RESERVES:                    Tax and Insurance              Yes(1)
                                     Replacement Reserve (monthly)  Yes(2)

LOCKBOX:                             Soft


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio of 6 Assets

PROPERTY TYPE:                       Multifamily

PROPERTY SUB-TYPE:                   Conventional

LOCATION:                            See Table Below

YEAR BUILT/RENOVATED:                See Table Below

UNITS:                               1,357

OCCUPANCY:                           92%

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Alliance Residential
                                     Management, L.L.C.

U/W NET CASH FLOW:                   $4,027,536

U/W DSCR:                            1.26x

APPRAISED VALUE:                     $45,950,000

CUT-OFF DATE LTV:                    75.1%

MATURITY DATE LTV:                   68.3%

--------------------------------------------------------------------------------
(1)   1/12 of annual tax and 1/12 of insurance premium on a monthly basis.
(2)   $28,271 on a monthly basis.  $339,250 per year.  $250/unit per year.

----------------------------------------------------------------------------------------------------------------------------
                                           ALLOCATED
                                            LOAN        YEAR BUILT/                 TOTAL
 PROPERTY             LOCATION              AMOUNT       RENOVATED    OCCUPANCY     UNITS     1 BDRM      2 BDRM     3 BDRM
----------------------------------------------------------------------------------------------------------------------------
Westwinds           Greensboro, NC       $ 7,526,844     1989/1999       92%         276        132         144         N/A
Hunter's Chase      Houston, TX            7,509,324     1971/1999       97%         328        168         112         48
The Park            Columbia, SC           7,397,205     1975/1999       82%         292        177         115         N/A
Country Walk        Columbia, SC           5,353,490     1971/1999       92%         208         24         126         58
Twin Rivers         Hopewell, VA           3,419,251     1972/1999       96%         149        N/A         149         N/A
Oakdale Villas      Warner Robins, GA      3,317,530     1983/1997       97%         104         48          56         N/A
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                $34,523,645                     92%       1,357        549         702         106
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2001-CK3      COLLATERAL AND STRUCTURAL TERM SHEET           JUNE 4, 2001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         THE ALLIANCE GT 6 PORTFOLIO
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

o The loan is secured by 6 garden-style multifamily projects. The subject properties' amenities include swimming pools, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o    The properties were substantially renovated in 1998-1999.

o The physical rehabilitation has positioned these assets to raise rents to the current market rents of renovated units in comparable properties while simultaneously allowing the properties to upgrade their tenant profile.

o The Loan was originated for a new joint venture between Eaton Vance and Alliance. In the joint venture, Eaton Vance own and control 60%. As of October 31, 2000, Eaton Vance provided investment advisory or administration services to over 70 Funds and to over 800 separately managed individual and institutional accounts. At that date, Eaton Vance had a total of $49.2 billion under management.

o    The subject properties secure a single Mortgage Note.

o Structural features of the loan include upfront escrows for engineering reserves ($987,206), environmental reserves ($2,813), and capital expenditures ($843,790). On going reserves include a monthly replacement reserve of $28,271.

o Alliance, whose principals include Andrew Schor and Steven Ivankovich, is a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage approximately 46,000 units throughout Texas, the Midwest and along the eastern seaboard from Virginia and Florida. Alliance Residential Management, L.L.C, an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3        COLLATERAL AND STRUCTURAL TERM SHEET           JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RAMBUS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:        $29,165,204

FIRST PAYMENT DATE:                    May 11, 2001

INTEREST RATE:                         7.7800%

AMORTIZATION:                          360

MATURITY DATE:                         April 11, 2011

SPONSOR:                               Peter Pau

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Lock/Defeasance until after
                                       the date six months prior to
                                       maturity

LOAN PER SF:                           $302

UP-FRONT RESERVES:                     Rambus Security Deposit        $2,500,000
                                       (LOC) (1)

                                       Rambus Punchlist Reserve       $21,000
                                       TI/LC Reserve                  $828,111

ONGOING RESERVES:                      TI/LC Reserve                  Yes (2)
                                       Tax and Insurance              Yes (3)

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

Single Asset/Portfolio:                Single

Property Type:                         Office

Property Sub-Type:                     Suburban

Location:                              Los Altos, CA

Year Built/Renovated:                  2000/N/A

Square Footage:                        96,562

Occupancy:                             100%

Ownership Interest:                    Fee


                                                  % OF TOTAL
SINGLE TENANT                          NRSF          NRSF       LEASE EXPIRATION
-------------                          ----       ----------    ----------------
Rambus, Inc.                          96,562         100%          12/27/2010

PROPERTY MANAGEMENT:                   Sand Hill Property Management Company

U/W NET CASH FLOW:                     $3,456,423

U/W DSCR:                              1.37x

APPRAISED VALUE:                       $41,400,000

CUT-OFF DATE LTV:                      70.4%

MATURITY LTV:                          62.7%

--------------------------------------------------------------------------------

(1) There is a $2.5MM Letter of Credit subject to reduction to $1.2MM on the 1st anniversary of rent commencement and $600,000 on the 2nd anniversary. This Letter of Credit will be credited to 6 months of debt service after year 1.

(2)  $12,400 on a monthly basis. $148,800 per year. $1.54/SF per year.

(3)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3     COLLATERAL AND STRUCTURAL TERM SHEET              JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RAMBUS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is a newly constructed 96,562 square foot Class A office building located in Los Altos, CA.

o Los Altos is an established, residential community in the northwestern quadrant of Santa Clara County, CA, 15 miles northwest of San Jose and 37 miles south of San Francisco.

o Rambus, Inc., a single tenant, is on a 10-year triple net lease at $40.20/SF per year that expires 12/27/10. They signed their lease in 1999 prior to the construction of the facility. The subject's rent is well below the prevailing market rent as of December 2000 of $84/SF. The Lease has 3% annual increases and two extension options for five years each.

o Rambus, Inc. develops and licenses high-bandwidth chip connection technologies that improve the speed of computers. Rambus chips are licensed by more that 30 companies including Hitachi, NEC, Samsung, Toshiba and Sony Corp. for PlayStation. Rambus was founded in 1993 and went public in 1997. Rambus reported operating income for the year ended 9/30/00 of $28.4 million, nearly double of the prior fiscal year. Rambus is nearly debt-free, with liabilities (all short term) representing 35% of total equity. Rambus funds its business with cash, and remains highly liquid. The subject property serves as the tenants' world headquarters.

o The Loan features a $2.5 million Letter of Credit subject to reduction to $1.2 million on the first anniversary of rent commencement and $600,000 on the second anniversary. In addition, the loan features a monthly tenant improvement and leasing commission reserve of $12,400 ($148,800/year).

o The borrower must deposit all rents into a rent account controlled by the lender. The lender is entitled to receive funds from the account sufficient to cover all required payments under the loan and, unless and until a trigger event occurs under the Rambus Office Building Loan, the borrower is entitled to receive the balance.

o The Borrower, Los Altos Office Associates, LLC, is a single purpose limited liability company organized under the laws of the State of California, and controlled by the sponsor Peter Pau. Mr. Pau is a strong local developer with a net worth of $23 million as of August 2000.

o The property is managed by Sand Hill Property Management Company, a related party. Sand Hill manages all of the properties the sponsor is involved in. The Company has over 15 years of experience and currently manages over 1.2 million square feet.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3     COLLATERAL AND STRUCTURAL TERM SHEET              JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FOOTHILL VILLAGE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:       $25,119,903

FIRST PAYMENT DATE:                   February 11, 2001

INTEREST RATE:                        8.0000%

AMORTIZATION:                         360

ANTICIPATED REPAYMENT DATE:           January 11, 2011

EXPECTED ARD BALANCE:                 $25,119,903

ADDITIONAL INTEREST:                  Contract rate plus 2%

MATURITY DATE:                        January 11, 2031

SPONSOR:                              Gregory Greenfield & Associates

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lock/Defeasance until three months
                                      prior to ARD

LOAN PER UNIT:                        $91

UP-FRONT RESERVES:                    Earnout Reserve              $1,400,000(1)
                                      TI/LC Escrow                   $163,000
                                      Engineering Escrow             $389,113

ONGOING RESERVES:                     Tax and Insurance               Yes (2)
                                      TI/LC Reserve                   Yes (3)
                                      Replacement Reserve             Yes (4)

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Retail

PROPERTY SUB-TYPE:                    Anchored

LOCATION:                             Salt Lake City, UT

YEAR BUILT/RENOVATED:                 1956/1987

NSF:                                  274,960

OCCUPANCY:                            87%(5)

OWNERSHIP INTEREST:                   Fee


                                                 % OF TOTAL          LEASE
MAJOR TENANTS                          NRSF          NRSF          EXPIRATION
-------------                          ----      ----------        ----------
Dan's Foods                           40,000       14.5%           10/31/2014
Stein Mart                            32,000       11.7%           11/30/2015
Body Tech, Inc.                       16,860        6.1%            2/28/2006
Nifty Cool                             8,835        3.2%            2/28/2011
TGI Friday's                           6,500        2.4%            8/31/2002
(JB's Restaurant, Inc.)
Blockbuster Video                      5,326        1.9%           11/30/2003
Wells Fargo Bank                       3,700        1.3%            9/30/2003
Starbucks Corporation                  2,585        0.9%            2/28/2007

PROPERTY MANAGEMENT:                 Jones Lang LaSalle Americas, Inc.

U/W NET CASH FLOW:                   $2,758,456

U/W DSCR:                            1.24x

APPRAISED VALUE:                     $32,900,000

CUT-OFF DATE LTV:                    76.4%

MATURITY DATE LTV:                   68.5%
--------------------------------------------------------------------------------
(1) Earnout Reserve held as additional security to the loan for 1 year until DSCR achieves 1.25x - if not achieved, holdback goes to paydown loan.

(2)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.

(3)  $18,838 on a monthly basis. $226,060 per year. $0.82/SF per year.

(4)  $4,683 on a monthly basis; $56,195 per year. $0.20/SF per year.

(5)  Occupancy as of March 31, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3    COLLATERAL AND STRUCTURAL TERM SHEET               JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FOOTHILL VILLAGE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject property is a 274,960 square foot neighborhood shopping center located in Salt Lake City, UT. The property was built in 1956, renovated in 1969 and expanded in 1987. Parking for the center is available via 506 underground spaces and 396 surface parking spaces, with 18 accessible spaces for the disabled.

o The center is located approximately 3 miles southeast of I-80 and I-21, the primary freeways in Salt Lake City. The subject gains excellent frontage and visibility from Foothill Drive, which is one of the primary north/south arteries in eastern Salt Lake City. The property is surrounded by a dense residential base and other supporting retail.

o Dan's Foods, the largest tenant, occupies 14.5% of the net rentable area and is on a lease expiring 10/2014. Dan's Foods reported sales of $556/SF in 2000. The balance of the tenancy is comprised of 59 in-line tenants who provide the subject with a diverse tenant base. National and credit tenants include Blockbuster Video, General Nutrition Corp., Starbucks Corporation and Wells Fargo Bank (Moody's: Aa2, S&P: A+, Fitch: AA).

o The loan is structured with an initial tenant improvement and leasing commission reserve of $163,000 and an additional monthly TI/LC escrow of $18,838/SF ($226,060/year) and a monthly replacement reserve escrow of $4,683/SF ($56,195/year) is collected during the term of the loan. Hard lockbox commences at origination.

o The borrowing entity, Foothill Village Shopping Center, L.P., is controlled by Gregory Greenfield & Associates, whose principals have significant real estate experience derived from managing and leasing over 41 million square feet of retail space.

o The property is managed by Jones Lang LaSalle Americas, Inc., one of the world's leading real estate services and investment firms operating across 96 markets in 34 countries on five continents.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                     AVERAGE
                                    BASE RENT                                          % OF TOTAL BASE
                  # OF LEASES        PER SF     % OF TOTAL SF       CUMULATIVE % OF     RENTAL REVENUES       CUMULATIVE % OF TOTAL
     YEAR           ROLLING          ROLLING       ROLLING            SF ROLLING            ROLLING          RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001              13            $13.79          9.3%                9.3%                11.4%                    11.4%
------------------------------------------------------------------------------------------------------------------------------------
     2002               9             16.19          6.1                15.4                  8.9                     20.3
------------------------------------------------------------------------------------------------------------------------------------
     2003              11             16.57         11.9                27.3                 17.6                     37.9
------------------------------------------------------------------------------------------------------------------------------------
     2004               8             12.36         11.7                39.0                 13.0                     50.9
------------------------------------------------------------------------------------------------------------------------------------
     2005               7             19.12          5.1                44.1                  8.7                     59.6
------------------------------------------------------------------------------------------------------------------------------------
     2006               3              8.90          9.0                53.1                  7.2                     66.7
------------------------------------------------------------------------------------------------------------------------------------
     2007               1             17.00          0.9                54.1                  1.4                     68.2
------------------------------------------------------------------------------------------------------------------------------------
     2008               2             18.19          1.9                56.0                  3.1                     71.3
------------------------------------------------------------------------------------------------------------------------------------
     2009               1             21.00          0.4                56.4                  0.8                     72.1
------------------------------------------------------------------------------------------------------------------------------------
     2010               2             24.00          1.2                57.6                  2.5                     74.7
------------------------------------------------------------------------------------------------------------------------------------
     2011               1              9.50          3.2                60.8                  2.7                     77.4
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE METROPOLITAN APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $24,615,206

FIRST PAYMENT DATE:                 May 1, 2001

INTEREST RATE:                      7.1100%

AMORTIZATION:                       360

MATURITY DATE:                      April 1, 2011

EXPECTED MATURITY BALANCE:          $21,559,564

SPONSOR(S):                         Robert Greer & Mitchell Markay

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lock/Defeasance except during the last 90
                                    days of the term

LOAN PER UNIT:                      $192,306

UP-FRONT RESERVES:                  None

ONGOING RESERVES:                   Tax and Insurance Reserve    Yes (1)
                                    Replacement Reserve          Yes (2)

CASH MANAGEMENT:                    Soft Lockbox
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Multifamily

PROPERTY SUB-TYPE:                  Conventional

LOCATION:                           Hoboken, NJ

YEAR BUILT/RENOVATED:               2000/N/A

NUMBER OF UNITS:                    128

OCCUPANCY:                          99%

OWNERSHIP INTEREST:                 Fee


PROPERTY MANAGEMENT:                The Alpert Group, LLC

U/W NET CASH FLOW:                  $2,393,789

U/W DSCR:                           1.20x

APPRAISED VALUE:                    $35,500,000

CUT-OFF DATE LTV:                   69.3%

MATURITY DATE LTV:                  60.7%
--------------------------------------------------------------------------------
(1)   1/12 of annual tax and 1/12 of insurance premium on a monthly basis.
(2)   $2,667 on a monthly basis.  $32,000 per year.  $250/unit per year.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3          COLLATERAL AND STRUCTURAL TERM SHEET         JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE METROPOLITAN APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject property is comprised of two five-story, elevatored buildings with a secured central courtyard, covered parking, and 4,000 square feet of street-level commercial space. The subject property's amenities include a full security intercom system throughout the building, fitness center, and off-street covered parking. Interior finishes in each unit include hardwood floors in the living and dining areas, marble vanities in the baths, and a dishwasher, microwave, and washer/dryer.

o The property is located in the city of Hoboken, NJ, within the east-central portion of Hudson County, directly across the Hudson River from midtown Manhattan. Hoboken has excellent access to Manhattan by way of ferry, PATH stations, and two tunnels, making it a popular and affordable alternative to living in Manhattan.

o The property was fully leased within 60 days of the initial lease up. Current occupancy is 99%. The unit mix consists of 2 one-bedroom units, 108 two-bedroom units, and 18 three-bedroom units.

o The borrower is Clinton Street Apartments LLC, a single purpose limited liability company. The sole member of the borrower is Hoboken Clinton LLC. The 1.0% managing member of Hoboken Clinton LLC is Hoboken Clinton Special, Inc., a single purpose corporation (with an independent director), which is 50% owned by Robert Greer and 50% owned by Mitchell Markay.

o The property is managed by The Alpert Group, LLC, which is a family owned and operated, full-service real estate management and development company with over 35 years of experience. They have developed approximately 1,300 units and currently manage over 2,200 units. The Alpert Group, LLC currently owns and operates 983 units which are primarily in the tri-state area.

--------------------------------------------------------------------------------
        UNITS                 # UNITS            AVG RENT           RENT $/SF
--------------------------------------------------------------------------------
       1 Bdrm                    2                $1,700              $2.52
       2 Bdrm                   108               $2,068              $2.28
       3 Bdrm                   18                $2,867              $2.47

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SILVERTHORNE FACTORY OUTLET STORES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

Cut-off Date Principal Balance:       $23,152,226

First Payment Date:                   May 11, 2001

Interest Rate:                        7.5500%

Amortization:                         300

Maturity Date:                        April 11, 2011

Expected Maturity Balance:            $18,872,004

Sponsor:                              Sam Brown

Interest Calculation:                 Actual/360

Call Protection:                      Lock/Defeasance until
                                      after the date three
                                      months prior to maturity

Loan per SF:                          $90

Up-Front Reserves:                    TI/LC Escrow         $250,000
                                      Engineering Escrow   $23,125

Ongoing Reserves:                     Taxes and Insurance  Yes(1)
                                      Replacement Reserve  Yes(2)

Lockbox:                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Unanchored

LOCATION:                           Silverthorne, CO

YEAR BUILT/RENOVATED:               1988/1994

NSF:                                258,161

OCCUPANCY:                          91%(3)

OWNERSHIP INTEREST:                 Fee/Leasehold


                                        % OF TOTAL         LEASE
MAJOR TENANTS                NRSF         NRSF          EXPIRATION
-------------                ----       ----------      ----------
Nike                        11,214         4.8%          12/1/2005
Liz Claiborne               10,000         4.3%           5/1/2006
Levi's Outlet by Most       10,000         4.3%           1/1/2003
Gap Outlet                   7,505         3.2%          11/1/2004
Eddie Bauer                  7,200         3.1%           7/1/2005
Bass Company Store           6,000         2.6%           7/1/2001
Carters                      6,500         2.8%          12/1/2001
Tommy Hilfiger (4)           4,727         1.8%          6/30/2011
Jones New York               3,983         1.7%           6/1/2003
J Crew                       3,966         1.7%           9/1/2001
Jones New York Country       2,200         0.9%          11/1/2005


Property Management:                SFS Management, LLC
U/W Net Cash Flow:                  $3,090,709
U/W DSCR:                           1.50x
Appraised Value:                    $36,500,000
Cut-off Date LTV:                   63.4%
Maturity Date LTV:                  51.7%
--------------------------------------------------------------------------------
(1)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.
(2)  $4,303 on a monthly basis. $51,636 per year. $0.20/SF per year.
(3)  Occupancy as of January 1, 2001.
(4) Tommy Hilifiger occupied 2,932 SF as of January 1, 2001. The tenant amended its lease on April 19, 2001 to reflect its move into a larger space of 4,727 SF and extended its lease term by 15 years.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SILVERTHORNE FACTORY OUTLET STORES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is a single-story, 258,161 square foot factory outlet mall built in three phases between 1988 and 1993 and located in Silverthorne, Colorado, 70 miles west of the Denver Metro Area and within 20 miles of 4 major ski resorts.

o Silverthorne, a town whose population has doubled in the last 10 years is located in Summit County and draws between 3 and 4 million visitors per year. Year-round recreation is a significant factor in the overall economics of Summit County.

o    The subject is occupied by 68 tenants including The Gap Outlet (Moody's:
     A3, S&P: A), Nike (Moody's: A2), Tommy Hillfiger, Eddie Bauer, Liz Claiborne, J Crew and Jones New York. Seven of the subject's tenants are among the Developers of Outlet Centers (DOC) national outlet mall association's top 12 most desirable national tenants.

o Average sales for reporting tenants are higher than the national average. In 2000, The Gap Outlet averaged sales of $716 psf, Tommy Hilfiger averaged sales of $605/SF, J Crew averaged sales of $565/SF, and Eddie Bauer averaged sales of $394/SF.

o The borrowing entity is Silverthorne Factory Stores, LLC, a newly formed single purpose entity with 40% owned by Former TCE LLC and 60% owned by TGS Properties US, Inc. Former TCE LLC is the managing member and is 100% owned by Sam Brown. TGS Properties Ltd is a public Canadian company traded on the Toronto Stock Exchange which owns 100% of TGS Properties US, Inc.

o Sam Brown, the Sponsor of the Borrower, has 30 years of real estate management experience and 13 years of experience in factory outlet malls. Mr. Brown has organized and managed over 38 joint ventures and partnerships involving over $85 million.

o The property is managed by SFS Management, LLC, a newly formed entity. SFS is 70% owned by Sam Brown and 30% owned by TGS Properties US, Inc.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                    AVERAGE
                                   BASE RENT                                            % OF TOTAL BASE
                  # OF LEASES        PER SF      % OF TOTAL SF     CUMULATIVE % OF       RENTAL REVENUES       CUMULATIVE % OF TOTAL
     YEAR          ROLLING          ROLLING        ROLLING           SF ROLLING             ROLLING          RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
    2001(1)            22            $12.72         33.7%               33.7%                27.9%                    27.9%
------------------------------------------------------------------------------------------------------------------------------------
     2002               9             16.96          7.6                41.3                  8.4                      36.2
------------------------------------------------------------------------------------------------------------------------------------
     2003              13             17.88         17.1                58.4                 19.9                      56.1
------------------------------------------------------------------------------------------------------------------------------------
     2004              13             15.00         18.3                76.7                 17.8                      74.0
------------------------------------------------------------------------------------------------------------------------------------
     2005              12             17.69         19.0                95.7                 21.9                      95.8
------------------------------------------------------------------------------------------------------------------------------------
     2006               1             15.00          4.3               100.0                  4.2                     100.0
------------------------------------------------------------------------------------------------------------------------------------

(1) Several tenants have recently renewed their leases at 5 year-terms at increased rents.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PLAZA ANTONIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $22,768,908

FIRST PAYMENT DATE:                 May 11, 2001

INTEREST RATE:                      7.25%

AMORTIZATION:                       360

MATURITY DATE:                      April 11, 2011

EXPECTED MATURITY BALANCE:          $20,014,248

SPONSOR(S):                         Westar Associates

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lock/Defeasance until after the date six
                                    months prior to maturity

LOAN PER SF:                        $216

UP-FRONT RESERVES:                  None

ONGOING RESERVES:                   Tax and Insurance (1)

LOCKBOX:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Shadow Anchored

LOCATION:                           Rancho Santa Margarita, CA

YEAR BUILT/RENOVATED:               1992

NSF:                                105,655

OCCUPANCY:                          100% (2)

OWNERSHIP INTEREST:                 Fee


                                              % OF TOTAL          LEASE
MAJOR TENANTS                    NRSF            NRSF           EXPIRATION
-------------                   ------        ----------        ----------
True Value Hardware             12,586           11.9%          7/31/2002
The Wherehouse                   7,082            6.7%          1/31/2007
Cocos Restaurant                 6,500            6.2%          7/31/2012


PROPERTY MANAGEMENT:                Westar Management, Inc.

U/W NET CASH FLOW:                  $2,339,366

U/W DSCR:                           1.25x

APPRAISED VALUE:                    $32,000,000

CUT-OFF DATE LTV:                   71.2%

MATURITY DATE LTV:                  62.5%
--------------------------------------------------------------------------------
(1)  1/12 of annual tax and 1/12 of insurance premium on a monthly basis.
(2)  Occupancy is as of January 1, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK3         COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PLAZA ANTONIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is a 105,655 square foot shopping center in Rancho Santa Margarita, CA built in 1992. It is shadow anchored by Vons/Pavillion, a 55,000 square foot grocer.

o The subject is well-located at the southwest corner of Antonio Parkway and Coto de Caza Drive one mile east of the 241 toll road. The subject property is opposite Coto de Caza, a prestigious, high income, gated community.

o The center is one of three retailers in the 5,000-acre master-planned community of Rancho Santa Margarita that serves as a major demand generator for the subject. Two other shopping centers within the community include a 115,000 square foot Ralph's anchored center and a 350,000 square foot community center anchored by Target, Edwards and Petco. All of the centers are virtually fully occupied.

o The subject benefits from a diverse tenant base of 44 tenants. The average tenant represents only 2.3% of the net rentable area. Management purchased the property in August 2000 and since acquisition has successfully been able to re-lease tenants at higher rents.

o The borrowing entity will be a tenant-in-common (TIC) structure consisting of Plaza Antonio Acquisition Company, LLC (25%); RHP-Plaza Antonio, LLC (25%); and SJC-PAAC, LLC (50%). Both Plaza Antonio Acquisition Company, LLC and RHP-Plaza Antonio, LLC will be single purpose entities controlled by Westar Associates. SJC-PAAC, LLC shall be a single purpose entity controlled by The San Juan Company.

o The property is managed by Westar Management, Inc., a related entity to the borrower. Westar Management Inc. has over 19 years of real estate management experience. The Company manages approximately 1.7 million square feet of retail space in California and owns approximately 1.3 million square feet of retail space in California.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE
                                 BASE RENT                                              % OF TOTAL BASE
                  # OF LEASES      PER SF       % OF TOTAL SF    CUMULATIVE % OF SF     RENTAL REVENUES       CUMULATIVE % OF TOTAL
     YEAR           ROLLING       ROLLING          ROLLING             ROLLING              ROLLING          RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
     2001               0          $0.00             0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
     2002              15          23.80            31.5                31.5                 29.8                     29.8
------------------------------------------------------------------------------------------------------------------------------------
     2003               9          22.84            19.6                51.1                 17.8                     47.6
------------------------------------------------------------------------------------------------------------------------------------
     2004               5          26.12             7.1                58.2                  7.3                     54.9
------------------------------------------------------------------------------------------------------------------------------------
     2005               3          27.73             3.4                61.6                  3.8                     58.7
------------------------------------------------------------------------------------------------------------------------------------
     2006               4          27.52             8.7                70.4                  9.6                     68.3
------------------------------------------------------------------------------------------------------------------------------------
     2007               3          22.74            12.0                82.3                 10.8                     79.1
------------------------------------------------------------------------------------------------------------------------------------
     2008               1          39.00             2.3                84.6                  3.5                     82.6
------------------------------------------------------------------------------------------------------------------------------------
     2009               0           0.00             0.0                84.6                  0.0                     82.6
------------------------------------------------------------------------------------------------------------------------------------
     2010               0           0.00             0.0                84.6                  0.0                     82.6
------------------------------------------------------------------------------------------------------------------------------------
     2011               0           0.00             0.0                84.6                  0.0                     82.6
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CSFB 2001-CK3                                     COLLATERAL AND STRUCTURAL TERM SHEET                                  JUNE 4, 2001
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               CONTACTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   REAL ESTATE DEBT CAPITAL MARKETS
------------------------------------------------------------------------------------------------------------------------------------
     CONTACT                          PHONE                          FAX                      E-MAIL
-----------------------------------------------------------------------------------------------------------------------------------
     Ken Rivkin                       212.325.3295                   212.325.8104             KEN.RIVKIN@CSFB.COM
     Managing Director

     Barry Polen                      212.325.3295                   212.325.8104             BARRY.POLEN@CSFB.COM
     Director

     Chris Anderson                   212.325.3295                   212.325.8104             CHRIS.ANDERSON@CSFB.COM
     Vice President

     Martin Gilligan                  212.325.3295                   212.325.8104             MARTIN.GILLIGAN@CSFB.COM
     Analyst

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           STRUCTURED FINANCE
------------------------------------------------------------------------------------------------------------------------------------
     CONTACT                          PHONE                          FAX                      E-MAIL
-----------------------------------------------------------------------------------------------------------------------------------
     Anand Gajjar                     212.538.6415                   212.325.6815             ANAND.GAJJAR@CSFB.COM
     Managing Director

     Kristen Dunseth                  212.325.4139                   212.743.5894             KRISTEN.DUNSETH@CSFB.COM
     Vice President

     Faisal Ashraf                    212.538.4495                   212.743.5099             FAISAL.ASHRAF@CSFB.COM
     Analyst

     Bonnie Ko                        212.538.5980                   212.743.5551             BONNIE.KO@CSFB.COM
     Analyst
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and First Union (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------